William V. Humphreys Chairman of the Board Seattle Bank Executive Team May 15, 2012 Federal Home Loan Bank of Seattle 2012 Annual Meeting / Q1 2012 Member Update

2 Forward-Looking Statements This member presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including expectations regarding operations of the Federal Home Loan Bank of Seattle (Seattle Bank). Forward-looking statements are subject to known and unknown risks and uncertainties. Actual financial performance and condition and actions may differ materially from that expected or implied in forward-looking statements because of many factors. Such factors may include, but are not limited to: changes in general economic and market conditions (including effects on, among other things, U.S. debt obligations and mortgage-related securities); regulatory and legislative actions and approvals (including those of the Federal Housing Finance Agency); business and capital plan and policy adjustments and amendments; demand for advances; the Seattle Bank's ability to meet adequate capital levels; accounting adjustments or requirements (including changes in assumptions and estimates used in the bank's financial models); changes in the bank's management and Board of Directors; competitive pressure from other Federal Home Loan Banks (FHLBanks) and alternative funding sources; interest-rate volatility; shifts in demand for the bank’s products and consolidated obligations; changes in projected business volumes; the bank's ability to appropriately manage its cost of funds; the cost-effectiveness of the bank's funding; changes in the bank's membership profile or the withdrawal of one or more large members; and hedging and asset-liability management activities. Additional factors are discussed in the Seattle Bank's 2011 annual report on Form 10-K and subsequent quarterly report on Form 10-Q filed with the SEC. The Seattle Bank does not undertake to update any forward-looking statements made in this announcement.

Opening Remarks Q1 2012 Financial Results Balance Sheet Management Update Current Member-Focused Initiatives Q&A Agenda 3

Federal Home Loan Bank Seattle

Board of Directors

Member Directors

Alaska: Craig E. Dahl (Vice Chair)
President, CEO & Director, Alaska Pacific Bancshares, Inc.

Hawaii: Russell J. Lau
Vice Chairman & CEO, Finance Enterprises, Ltd.

Idaho: David P. Bobbitt
Chairman & CEO, Community 1st Bank

Montana: Gordon Zimmerman
President & Director, Community Bank, Inc.

Oregon: William V. Humphreys (Chair)
President, CEO & Director, Citizens Bancorp

Utah: James G. Livingston
VP, Investments Division, Zions First National Bank

Washington: Donald V. Rhodes
Chairman, Heritage Financial Corporation

Wyoming: David J. Ferries
President & CEO, First Federal Savings Bank

Independent Directors

Les AuCoin
Author & U.S. Congressman (Ret.), Oregon

Marianne M. Emerson
CIO, Seattle Housing Authority

Michael W. McGowan
Chairman & CEO, Daniel Capital Management Ltd.

Cynthia A. Parker
President & CEO, BRIDGE Housing Corporation

Jack T. Riggs, MD
CEO, Pita Pit USA, Inc. & Pita Pit, Inc.

David F. Wilson
Chairman, Idaho Housing Finance Association
CEO, Wilson Construction, LLC

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-Reflections on the First Quarter: - Met with key constituents, including approximately 30% of our membership - Updated the bank’s long-term strategic plan - Realigned the bank’s executive team in support of our strategic goals Opening Remarks 5

Q1 2012 Financial Results Christina Gehrke SVP / Chief Accounting and Administrative Officer 6

For the Three Months Ended March 31, 2012 2011 Net Interest Income $ 23,248 $ 20,504 Net other-than-temporary impairment credit losses (1,324) (22,740) Other non-interest income 10,497 8,014 Total other expense 18,059 17,906 Total assessments 1,436 -- Net Income (loss) 12,926 (12,128) ($ thousands) / unaudited Selected Statements of Income Data 7

($ thousands) / unaudited Adjusted Net Interest Income 8 For the Three Months Ended March 31, 2012 2011 GAAP net interest income $ 23,248 $ 20,504 Gain on derivatives and hedging activities on interest- rate swaps hedging certain available-for-sale securities* 13,249 12,881 Adjusted net interest income $ 36,497 $ 33,385 * Premium amortization on certain available-for-sale securities totaled $12.0 million and $12.6 million for the three months ended March 31, 2012 and 2011. Gains on derivatives and hedging activity are recorded in other non- interest income, while premium amortization is recorded in interest income.

$0 $20 $40 $60 $80 $100 $120 $140 2008 – Q1 2012 ($ millions) / Unaudited except for annual amounts Incremental Credit-Related OTTI Charges 9 Cumulative OTTI Charges as of March 31, 2012 = $514.6 million

($ thousands) / unaudited Selected Statements of Condition Data 10 As of March 31, 2012 As of December 31, 2011 Investments $ 25,500,139 $ 27,369,042 Advances 9,342,959 11,292,319 Mortgage loans held for portfolio, net 1,277,441 1,356,878 Total assets 36,273,402 40,184,467 Consolidated obligations, net 33,040,054 37,255,103 Total capital stock 1,739,677 1,739,677 Retained earnings 170,364 157,438 AOCL (accumulated other comprehensive loss) (516,129) (610,612) Total capital 1,393,912 1,286,503

-$100 -$50 $0 $50 $100 $150 $200 $250 ($ millions) / unaudited except for annual amounts Key Metric: Total Retained Earnings 11

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% unaudited Key Metric: Market Value of Equity / Par Value of Capital Stock 12

-40% -30% -20% -10% 0% 10% 20% Quarterly Return on PVCS Quarterly Average Fed Funds Effective Rate unaudited Key Metric: Return on PVCS vs. Federal Funds 13

Balance Sheet Management in the Current Market Environment Vincent Beatty SVP / Chief Financial Officer 14

The Seattle Bank is: • Working to fully invest three times its regulatory capital in agency MBS. • Carefully managing the credit and interest-rate exposure in its investment portfolio. • Emphasizing opportunities to invest in mission-related assets. Asset Composition: Goals and Management Approach 15

2012 Business Initiatives Glen Simecek SVP / Chief Business Officer 16

Enhancing advance products to meet members’ liquidity and interest-rate risk management needs • Forward Settling Advance to address extension risk and the possibility of rising rates • Competitively priced, short-term funding via Auction Advances • Opportunistic advance offerings Introducing new tools: Marginal Cost of Funds Analytics Expanding our educational programming: • May 22, 2012: Employing Marginal Cost of Funds Analytics • May 24, 2012: A Fresh Look at Enterprise Risk Management for Financial Institutions • May 30, 2012: What’s New in the Mortgage Markets? Observations on Market Conditions and Analytical Tools Expanding our customer base: Three new members to date in 2012. Meeting Member Needs to Encourage Advances Growth 17

Affordable Housing Program (AHP): 2012 Funding Round Opens Today! • $5.3 million of funding for 2012 • Applications accepted between May 15 and August 1 Home$tart and Home$tart Plus: • $4.0 million of funding for 2012 • Program year began April 1 AHP and Home$tart Advantage: • Foster community relationships / raise your community profile • Attract new customers and build customer loyalty • Enhance your ability to fulfill CRA requirements Community Investments 18

A Vision for the Seattle Bank Michael L. Wilson President and Chief Executive Officer 19

The Seattle Bank exists to provide members with funding and liquidity. • Advances are our core business. Reliability is crucial. • We must be available at all points in an economic cycle and during a member’s lifecycle. We want to be innovative to help members thrive in a challenging environment. • We work to anticipate member needs, and value our members’ input. We have an obligation to safeguard the capital our members have entrusted to us. • We must be able to redeem/repurchase stock at par. Any dividend must be reasonable. • We strive to optimize value to our members. Our Value Proposition for Seattle Bank Members 20

As a cooperative, our mission is to serve as a reliable source of liquidity and funding for our members. Our members’ use of the cooperative – as active borrowers – is key to our long-term viability. Thank you for your continued support and use of the Federal Home Loan Bank of Seattle. 21

Questions? 22